AFMaxx® 457(b) Group Variable Annuity

issued by

AMERICAN FIDELITY SEPARATE ACCOUNT C

and

AMERICAN FIDELITY ASSURANCE COMPANY

May 1, 2026

SUMMARY PROSPECTUS FOR NEW INVESTORS

This Summary Prospectus summarizes key features of the AFMaxx457(b) Group Variable Annuity.

Before you invest, you should also review the prospectus for the policy, which contains more information about policy’s features, benefits, and risks. You can find this document and other information about the policy online at https://americanfidelity.com/support/annuities/p-2. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

An investment in the policy is a complex investment and involves risks, including potential loss of principal. The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the financial strength and claims-paying ability of American Fidelity Assurance Company.

You may cancel your policy within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this summary prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of your participant account during the accumulation phase.

Accumulation phase: The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed). Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period of time during which annuity payments are made.

Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub-account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.

General account: Our general account consists of all of our assets other than those assets allocated to all separate accounts.

Guaranteed Interest Account: The fixed investment option within our annuity phase which earns interest.

Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is the fixed investment option, and (2) the sub-accounts, which are variable investment options. We reserve the right to add, remove, or combine sub-accounts as eligible investment options.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account: The account we maintain for you as a participant, reflecting the accumulation units credited to you.

Policy: The AFMaxx® 457(b) Group Variable Annuity.

Policyholder: The owner of the policy, generally a state or local government employer identified on the application and to whom the policy is issued.

Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a participant’s applicable withdrawal charges, this period begins with the participant effective date.

Portfolio Companies: The companies offering the portfolios in which the sub-accounts invest.

Sub-Account: An investment option of Separate Account C that invests its assets in shares of a corresponding eligible portfolio.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: Generally, the participant.

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Overview of the Policy

In this summary, we discuss some of the important features of the AFMaxx® 457(b) Group Variable Annuity Policy. Please read the entire prospectus for more detailed information about the policy and Separate Account C. The policy is issued in connection with an eligible deferred compensation plan pursuant to Section 457(b) of the Internal Revenue Code.

In this prospectus, we describe the AFMaxx® 457(b) Group Variable Annuity, a group deferred, flexible payment annuity policy. It is a group contract between a state or local government employer, as the policyholder on behalf of its participants, and American Fidelity Assurance Company. American Fidelity Assurance Company issues a single policy to the employer, who is then the policyholder. Through the AFMaxx® 457(b) Group Variable Annuity, the plan provides a means for eligible employees to invest, on a tax deferred basis, in one or more of the sub-accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub-accounts invests in a corresponding eligible portfolio.

The AFMaxx® 457(b) Group Variable Annuity is designated for participants seeking long term earnings generally for retirement or other long-term purposes. Participation in the AFMaxx® 457(b) Group Variable Annuity should not be considered for those looking for a short-term investment or those that cannot afford to lose some or all of the money invested. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.

Like all deferred annuities, the AFMaxx® 457(b) Group Variable Annuity has two phases: the accumulation phase and the annuity phase. During the accumulation phase, participants invest money in the annuity, at which point earnings accumulate on a tax deferred basis and are taxed as income only upon distribution. Similarly, during the annuity phase, earnings are taxed as income only upon distribution. Annuity payments under the policy will be paid on a fixed basis only. A qualified plan provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.

The annuity phase begins when the participant starts receiving regular payments under the annuity income options from his or her participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Although annuity payments may be paid on a fixed basis only, the amount of the payments a participant receives during the annuity phase will depend on the amount of money invested and the performance of the selected investment options during the accumulation phase. Annuity payments and options are discussed elsewhere in this document.

When purchase payments are made to a participant account, the payments will be allocated according to the instructions we receive from the participant or policyholder, as applicable. A participant may allocate some or all of a purchase payment to one or more of the sub-accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option. Additional information about each of the following Portfolio Companies is provided in the Appendix (see “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY”).

American Funds Insurance Series® – Washington Mutual Investors Fund SM

American Funds Insurance Series® – EUPAC Fund™1

BNY Mellon Stock Index Fund, Inc.

BNY Mellon Variable Investment Fund –Small Cap Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Vanguard® Variable Insurance Fund2 – Balanced Portfolio

Vanguard® Variable Insurance Fund2 – Capital Growth Portfolio3

Vanguard® Variable Insurance Fund2 – Mid-Cap Index Portfolio

Vanguard® Variable Insurance Fund2 – Total Bond Market Index Portfolio

Vanguard® Variable Insurance Fund2 – Total Stock Market Index Portfolio

[1]	American Funds Insurance Series ® – International Fund will be renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
[2]	Vanguard is a trademark of The Vanguard Group, Inc.
[3]	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

At your direction, we will allocate your purchase payments to one or more of the sub-accounts listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the foregoing sub-accounts invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.

A participant may withdraw money from his or her participant account during the accumulation phase only, subject to the terms of the 457(b) plan, and a withdrawal charge may apply. The minimum partial withdrawal is $250, but a partial withdrawal must not reduce the value of the participant account to less than $100.

If your plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due.

Important Information You Should Consider About the Policy

FEES, EXPENSES, AND ADJUSTMENTS				Cross-Reference(s) to Location in Prospectus
Are There Charges or Adjustments for Early Withdrawal?

Yes. If you withdraw money from the Policy within the first 10 policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.

				Fee Table; Charges- Withdrawal Charge; Surrenders and Withdrawals

Are There Transaction Charges?	No. Currently, there is no transfer fee for transfers between any of the investment options to which payments have been allocated; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.			Charges - Transfer Charge

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.			Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average account value - only one contract class offered)	1.50%	1.50%
	Portfolio Company fees and expenses as a percentage of net asset value	0.13%	0.83%

	Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,468	Highest Annual Cost: $ 2,028

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract class and Portfolio Company fees and expenses

•

No sales charges

•

No additional purchase payments, transfers or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract class, and Portfolio Company fees and expenses

•

No sales charges

•

No additional purchase payments, transfers or withdrawals

RISKS			Cross-Reference(s) to Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the policy.		Principal Risks of Investing in the Policy

Is this a Short-Term Investment?	No. A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. Amounts withdrawn from the policy may result in surrender charges, taxes, and tax penalties		Principal Risks of Investing in the Policy

What Are the Risks Associated with the Investment Options?	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies).Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.		Principal Risks of Investing in the Policy

What Are the Risks Related to the Insurance Company?	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims- paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.		Principal Risks of Investing in the Policy

RESTRICTIONS		Cross-Reference(s) to Location in Prospectus
Are There Restrictions on Investment Options?

No. Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Purchasing an AFMaxx® 457(b) Group Variable Annuity – Transfers, Substitution

Are There any Restrictions on Contract Benefits?	Yes. We reserve the right to modify, limit, or terminate certain benefits available under the policy.	Benefits Available Under the Policy

TAXES		Cross-Reference(s) to Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no ,additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

CONFLICTS OF INTEREST		Cross-Reference(s) to Location in Prospectus
How Are Investment Professionals Compensated?	This policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	Purchasing an AFMaxx® 457(b) Group Variable Annuity – Underwriter

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.	Purchasing an AFMaxx® 457(b) Group Variable Annuity – Underwriter

Benefits Available Under the Policy

The following table summarizes information about the benefits available under the policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None

• The minimum amount that may be transferred from the GIA to an investment option is $500.

• Only the GIA can be used as a source of the transfer.

• Only available during the accumulation phase.

• A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.

Purchase Payments

Money is invested in the policy when purchase payments are made. Purchase payments can only be made during the accumulation phase. Except for the initial purchase payment, purchase payments will be credited within one business day of receipt in our office. Depending on the plan, the amount of a participant’s purchase payments may be increased, decreased or changed at any time. All payment allocations must be in whole percentages. Purchase payments made by or on behalf of a participant must be at least $300 annually, unless we agree to a lesser amount. A participant account will not lapse even if no purchase payments are made during a policy year.

Once we receive a minimum initial purchase payment of $25 and the proper enrollment forms, we will (1) issue verification of participation in the policy, and (2) allocate the initial purchase payment according to instructions provided within two business days. We will contact the participant if additional information is needed to complete the application process. We reserve the right to reject any application or purchase payment. At the time the policy is purchased, the annuitant cannot be older than 85 years old or the maximum age permitted under state law. American Fidelity Assurance Company allocates purchase payments to each participant’s account as instructed by the policyholder, in accordance with the terms of the plan. Subsequent purchase payments will be allocated in the same manner unless we receive other instructions. The policyholder, or the participant, if the plan permits, may change allocations among sub-accounts for future purchase payments.

Surrenders and Withdrawals

If a policyholder’s plan permits, a participant may be allowed to withdraw cash from his or her participant account by redeeming all or part of the accumulation units in his or her participant account at any time during the accumulation period, before we begin making annuity payments. After we begin making annuity payments, no withdrawals or redemptions may be made.

Any partial withdrawal must be at least $250, although we may make exceptions for unforeseen emergencies, as defined by the plan. The redemption value of a participant account is equal to the value of the accumulation units in the account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, if applicable, and any taxes due will be deducted from the amount withdrawn before the participant receives it. In the event of a withdrawal, we will deduct the amount withdrawn proportionately from each of the participant’s investment options. If a participant does not want the withdrawal to come from each of his or her investment options proportionately, the participant must specify the investment options from which the withdrawals are to be made, using a form we accept. We reserve the right to distribute the full amount of any participant account that, after a withdrawal, has a value of less than $100, if permissible under the Internal Revenue Code of 1986, as amended. Income taxes and certain restrictions may apply to any withdrawals.

A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in a participant’s account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. A participant’s request for withdrawal must be submitted to us in writing on a form we accept. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper withdrawal requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Withdrawal requests received after 3:00 p.m. Central Time will be processed the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we received your withdrawal request in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.

If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

Transaction Expenses

	Policy Year		Withdrawal Charge
Surrender Charge (as a percentage of the amount surrendered)
	1		8%
	2		8%
	3		8%
	4		8%
	5		8%
	6		4%
	7		4%
	8		4%
	9		4%
	10		4%
	11	+	0%
Transfer Fee	None
Loan Interest Rate	5%

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses

	Current Fee		Maximum Fee
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.75%

*

Consists of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We currently charge a lower fee than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Contract Expenses table. We may increase the administrative charge and/or the distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.13%	0.83%

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be.

Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,360	$15,264	$20,425	$31,699

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,360	$7,264	$12,425	$26,538

Minimum Portfolio Company Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,657	$13,136	$16,849	$24,794

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,657	$5,136	$8,849	$19,259

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

Variable Options

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-2. You can also request this information at no cost by calling 1.800.662.1113 x 8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors FundSM[1], [2] Adviser: Capital Research and Management Company Sub adviser: None	0.25%	17.50%	14.17%	12.65%

Stock/International Growth Fund	American Funds Insurance Series® EUPAC Fund™ 2, [3] [4] Adviser: Capital Research and Management CompanySM Sub adviser: None	0.47%	27.04%	3.66%	7.26%

Stock Index Fund	BNY Mellon Stock Index Fund, Inc.[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Mellon Investments Corporation (Index Provider)	0.27%	17.53%	14.11%	14.52%

[1]

The investment adviser is currently waiving a portion of its management fee equal to 0.15% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board.

[2]	Class 1 Shares.
[3]

The investment adviser is currently waiving a portion of its management fee equal to 0.06% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board.

[4]	American Funds Insurance Series ® – International Fund was renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
[5]	Initial Share Class.

Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Small Cap Portfolio[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management North America, LLC	0.83%	10.99%	4.26%	7.83%

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.5, [6] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management Limited	0.66%	15.97%	11.93%	13.56%

Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Adviser: Wellington Management Company, LLP Sub adviser: None	0.20%	16.46%	9.29%	10.03%

Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio[7] Adviser: PRIMECAP Management Company Sub adviser: None	0.34%	28.98%	13.97%	14.96%

Stock/Mid-Cap Index Fund	Vanguard® Variable Insurance Fund Mid-Cap Index Portfolio Adviser: Vanguard Strategic Equity Index Management Sub adviser: None	0.17%	11.54%	8.46%	10.77%

Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Adviser: Vanguard Fixed Income Group Sub adviser: None	0.14%	6.94%	(0.51)%	1.90%

[6]

The investment adviser has contractually agreed, until May 1, 2027, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2027, the investment adviser may terminate this expense limitation agreement at any time.

[7]	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: Vanguard Global Equity Index Management Sub adviser: None	0.13%	16.93%	12.98%	14.10%

Fixed Option

The following is the fixed option currently available under the policy (see “Fixed Option”). We may change the features of the fixed option listed below, offer new fixed options, and terminate the existing fixed option. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
American Fidelity Guaranteed Interest Account	N/A	3.0%

This Summary Prospectus incorporates by reference AFMaxx® 457(b) Group Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained free of charge, in the same manner as the prospectus.

ANN-169	EDGAR Contract No.: C000027248